UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2007

Inhibitex, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-50772	742708737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9005 Westside Parkway, Alpharetta, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	678-746-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Reorganization

On April 9, 2007, Inhibitex, Inc. ("Inhibitex") entered into a definitive Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with FermaVir Pharmaceuticals, Inc. ("FermaVir"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, FermaVir will merge with and into Frost Acquisition Corp., a wholly-owned subsidiary of Inhibitex (the "Merger"). As a result of the Merger, FermaVir will become a wholly-owned subsidiary of Inhibitex and each outstanding share of FermaVir common stock will be converted into the right to receive 0.55 of one share of Inhibitex common stock as set forth in the Merger Agreement. Under the terms of the Merger Agreement at closing, Inhibitex will issue, and FermaVir stockholders will receive in a tax-free exchange, shares of Inhibitex common stock such that FermaVir stockholders will own approximately 27 percent of the combined company on a pro forma basis and Inhibitex stockholders will continue to own approximately 73 percent. Consummation of the Merger is subject to customary closing conditions, including approval by the stockholders of Inhibitex and FermaVir, respectively. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

In accordance with the terms of the Agreement and Plan of Merger and Reorganization, two Voting Agreements were entered into as of April 9, 2007: one between Inhibitex and certain stockholders of FermaVir who hold in the aggregate approximately 32% of the outstanding voting stock of FermaVir, the form of which is attached hereto as Exhibit 2.2, and one between FermaVir and certain stockholders of Inhibitex who hold in the aggregate approximately 34% of the outstanding voting stock of Inhibitex, the form of which is attached hereto as Exhibit 2.3. The Voting Agreements place certain restrictions on the transfer of the shares of Inhibitex and FermaVir held by the respective signatory stockholders and effect covenants on the voting of such shares in favor of approving the issuance of shares by Inhibitex or the Merger, as the case may be, and against any actions that could adversely affect consummation of the Merger. The foregoing description of the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreements.

Note Purchase Agreement

On April 9, 2007, Inhibitex entered into a Note Purchase Agreement with FermaVir, pursuant to which Inhibitex has committed to lend up to $1.5 million to FermaVir at an interest rate of 12 percent. The note is secured by all of the assets of FermaVir. All borrowings are repayable no later than December 31, 2007. A copy of the Note Purchase Agreement, Form of Note, and Security Agreement are attached hereto as Exhibit 10.49(a-c) and are incorporated herein by reference. The foregoing description of the Note Purchase Agreement is qualified in its entirety by reference to the full text of the Note Purchase Agreement.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Inhibitex and Fermavir intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement. Investors and security holders of Inhibitex and Fermavir are urged to read these materials when they become available because they will contain important information about Inhibitex, Fermavir and the merger. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Inhibitex and Fermavir with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov . In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Inhibitex by directing a written request to: Inhibitex, Inc., 9005 Westside Parkway, Alpharetta, GA 30004, Attention: Investor Relations; and documents filed with the SEC by Fermavir by directing a written request to Fermavir Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 445, New York, N.Y. 10170, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Participants in the Solicitation

Inhibitex and Fermavir and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Inhibitex and Fermavir in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Inhibitex is also included in Inhibitex’s Annual Report on Form 10-K for year ended December 31, 2005 and in its proxy statement for its 2006 annual meeting of stockholders. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Inhibitex at the address set forth above. Additional information regarding the directors and executive officers of Fermavir is also included in Fermavir’s Annual Report on Form 10-KSB, as amended, for the year ended April 30, 2006. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Fermavir at the address set forth above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1 Agreement and Plan of Merger and Reorganization, dated as of April 9, 2007, between Inhibitex, Inc. and FermaVir Pharmaceuticals, Inc.

2.2 Form of Voting Agreement, dated as of April 9, 2007, between Inhibitex, Inc. and certain stockholders of FermaVir Pharmaceuticals, Inc.

2.3 Form of Voting Agreement, dated as of April 9, 2007, between FermaVir Pharmaceuticals, Inc. and certain stockholders of Inhibitex, Inc.

10.49(a) Note Purchase Agreement, dated as of April 9, 2007, by and between FermaVir Pharmaceuticals, Inc. and Inhibitex, Inc.

10.49(b) Security Agreement, dated as of April 9, 2007.

10.49(c) Form of Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc.

April 13, 2007	By:	Russell H. Plumb

Name: Russell H. Plumb
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated April 9, 2007, between Inhibitex, Inc. and FermaVir Pharmaceuticals, Inc.
2.2	Form of Voting Agreement, dated as of April 9, 2007, between Inhibitex Inc. and certain stockholders of FermaVir Pharmaceuticals, Inc.
2.3	Form of Voting Agreement, dated as of April 9, 2007, between FermaVir Pharmaceuticals, Inc. and certain stockholders of Inhibitex Inc.
10.49(a)	Note Purchase Agreement, dated April 9, 2007, by and between FermaVir Pharmaceuticals, Inc. and Inhibitex, Inc.
10.49(b)	Security Agreement, dated as of April 9, 2007.
10.49(c)	Form of Note.